UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

ICF CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	0-16472	95-4628378
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4030 Pike Lane, Suite C
Concord, California 94520
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 849-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 27, 2005, the Registrant (a) changed its name from COMC, Inc. to ICF Corporation (the “Name Change”) and (b) effected a reverse split of its outstanding Common Stock by a ratio of one-for-ten (the “Reverse Split”) by filing a Certificate of Amendment, substantially in the form of Exhibit 99.1 hereto, to the Registrant’s Certificate of Incorporation with the Secretary of State of the State of Delaware. Each transaction was approved by a majority of the Registrant’s shareholders. The Registrant’s Common Stock now trades under the symbol ICFO.

The Registrant effected the Name Change in order to capitalize on name-recognition and goodwill associated with its wholly-owned operating subsidiary, ICF Communication Solutions, Inc. The Registrant effected the Reverse Split in order to allow for the conversion of certain of the Registrant’s convertible securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF CORPORATION

Date: June 30, 2005	By:	/s/ Janice B. Fuellhart
Chief Executive Officer

EXHIBITS

99.1	Certificate of Amendment to the Registrant’s Certificate of Incorporation.(1)

___________________________

(1) Incorporated by reference to the Definitive Proxy Statement on Schedule 14A of the Registrant dated February 24, 2005.